
HOUSTON AMERICAN ENERGY CORP
Investor Presentation
February 2017
NYSE MKT: HUSA

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves , and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K, filed March 18, 2016 and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our web site. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Corporate Strategy & Overview

- Growth-oriented, exploration and production company with properties in Colombia and the United States. Operations since 2002, with headquarters in Houston, Texas
- Partnering with experienced and knowledgeable operators:
  - Hupecol, LLC located in Bogata, Colombia (parent Dan A. Hughes Corp. located in Houston)
  - Founders Oil & Gas, LLC located in Midland, TX (parent D.R. Horton Industries located in Ft. Worth)
- Building a portfolio of resource based projects with potential significant impact:
  - 12.5% direct Working Interest in three exploration blocks covering 392 thousand gross acres in Colombia.
  - **25% direct Working Interest in 717 gross acres in the heart of the Permian's Delaware Basin unconventional WolfBone resource play**
- Experienced Management and Board of Directors
- Clean Balance Sheet with **No Debt**
- Approximately $45 million tax loss carryforward

Colombia

Colombia

- Concessions are all operated by Hupecol Operating, LLC,[1] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas
  - Operates significant production and gathering facilities in Colombia and domestically in the U.S.
  - Extensive staff of regional managers, geologists, petroleum engineers, and geophysical professionals
- HUSA has participated in 123 wells in Colombia with Hupecol since 2003 and has experienced a 67% completion success in those wells
- HUSA has a proven track record of monetizing assets with Hupecol realizing $69.9 million in after tax gross proceeds and a ROI of 2.8X


Caribbean Sea
Panama
Pacific Ocean
Maracaibo Basin
Barinas Basin
Llanos Basin
Serrania
Guyana Shield
Putumayo Basin
Amazon Basin
Lower Magdalena Valley

Project Name	Date Sold		Gross Sale $ MM[2]		$/ Proved Bbl Oil	ROI
Caracara	Jun-08	$	746.4	$	15.13	8.9
Dorotea, Cabiona & Llanos	Dec-10	$	281.0	$	24.91	2.2
La Cuerva & LLA62	Mar-12	$	75.0	$	12.68	1.4
		$	1,102.4			

1 Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net
2 HUSA interest in projects ranged from 1.6% to 12.5%.

Activity Map – Putumayo Basin


Los Picachos
86,235 acres
Serrania
110,769 acres
Capella Field
Macaya
195,201 acres
Yari Sub-basin
SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
LOS PICACHOS
HUPECOL
CAPELLA
OMBU
EMERALD EN
COL
COL
Payara 1
1397(1976)
DURILLO
EMERALD EN

Capella Field – A Strong Producer

- Discovered in 2008 by Emerald Energy, PLC (90% Operated Working Interest)
- Emerald was acquired by Sinochem in October 2009
- 1.8 billion barrels Original Oil In Place [1]
- Gross PV10 @ 12/31/15 approximately $345 million1
- Latest reported production of 2,200 Bpd from the Mirador Sand at ~3,000' [2]


Capella Crude Oil Production
Bpd
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-13
Feb-13
Mar-13
Apr-13
May-...
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-...
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15

1 Source: Canacol Energy owner of 10% non-operated Working Interest in the Capella Field www.canacolenergy.com / www.drillinginfo.com (Oct 2013)
2 Source: Agencia Nacional de Hidrocarburos (referred to as the "ANH")

Major Prospects on Serrania Block

- HUSA owns a 12.5% Direct Non-Operated Working Interest

- Two large prospects identified by 2D Seismic:
  - On trend with Capella Field
  - Targeting same productive interval (Mirador Sand) at slightly deeper depths (*possibly higher gravity*)
  - South Prospect – 6,000 acre mapped three-way closure against downthrown side of major fault
  - North Prospect – 11,000 acre mapped four-way closure on downthrown side of major fault

- Targeting productive Mirador Sand:
  - South Prospect – top of sand estimated at 3,600'
  - North Prospect – top of sand estimate at 4,500'

- Significant extension acreage blocks
  - Macaya
  - Picachos

Status: UNCERTAIN - waiting on outcome of political events

Local Opposition; continued delay in permitting; Hupecol working to resolve these issues – BUT there is no guarantee

Permian Basin

Delaware Basin

Delaware Basin

Multi-Target Hz Resource Play (Red Oval)

- Delaware Basin is resource rich oil productive region
- The Delaware Wolfcamp and Bone Spring formations are largely horizontal oil plays
- Wolfcamp Shale is a separate formation that lies beneath the Avalon and Bone Spring formations
- Combined, the formations (commonly referred to as the "WolfBone" play) average over 4,500' thick
- Median hydrocarbon mix of Wolfcamp Shale is similar to the Bone Spring at 60% crude, 20% wet gas and 20% dry gas
- Most of the activity is currently focused on the Southern Portion (Texas) of the Delaware Basin Wolfcamp Shale sections initially, as they are deeper of the two potential targets
- "Changes in technology and industry practice can have significant effects on what resources are technically recoverable,...." [1]



Johnson/O'Brien projects are located in the combined Pecos River Region of WolfBone resource play
DELAWARE BASIN
MIDLAND BASIN
CENTRAL BASIN PLATFORM
Abo Trend
Yeso Trend
Wolfberry Trend
Cline Shale
Spraberry Trend
Wolfcamp Oil Shale
Wolfcamp Shale
Avalon Trend
Bone Spring Trend
NEW MEXICO
TEXAS
PERIOD
SERIES
DELAWARE BASIN FORMATION
CENTRAL PLATFORM FORMATION
MIDLAND BASIN FORMATION
WOLFCAMP
PENN
PENNSYLVANIAN

[1] U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Entry into the Delaware Basin

Delaware Basin WolfBone Acreage
Multi-Target Horizontal Resource Play

- Asset: **717.25** gross acres in two sections, Reeves County, Texas.
- Acquired 25% Non-op WI for **$5,500 /net ac**
- Founders will continue to operate and participate for 50% WI
- Primary target – Wolfcamp A (Upper & Lower)
- Internal gross undeveloped resource potential oil of 1,300 MBoe per Hz lateral/well [1]
- Utilizing 330' lateral and 175' vertical spacing [2], anticipate **16 total Hz lateral wellbores**
- Multiple potential pay zones "Stacked Like Layer Cake" [4]

Multiple Stacked Pay Zones [3]



GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
CENTENNIAL
First
Second
Equivalent to Middle Spraberry Shale of Midland Basin
Third
Equivalent to Lower Spraberry Shale of Midland Basin
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
Centennial Producing Zones
Centennial Potential Pay Zones

1 Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and ngl's EUR 1,275 BOE).
2 Per Resolute Energy Corporation's pres release dated December 19, 2016, page 2.
3 Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.
4 Per New York Times article "Where Oil is Stacked Like a Layer Cake" dated January 18, 2017.

Project Metrics

Reeves County, TX is an exciting neighborhood to be in:

- Our acreage is in High GOR, Oil and Condensate Rich area of trend
- Deal Activity increasing:
  - 12/5/14: Silverback acquired 44,000 net acres from BHP Billiton for $1,700 per net mineral acre ("NMA")
  - 1/14/16: Concho acquires 12,000 net acres from Jetta Operating for $17,625 per NMA
  - 3/11/16: Parsley acquires 14,197 net acres from Anadarko for $6,190 per NMA
  - 7/12/16: Diamondback acquires 19,180 net acres from Luxe Energy for $26,780 per NMA
  - 8/23/16: PDC Energy acquires 57,000 net acres from Kimmeridge $22,105 per NMA
  - 11/28/16: Centenial acquires 35,195 net acres from Silverback for $22,000 per NMA
- Economics work even at these high acre prices [2]

F&D	$6.94 / boe
IRR	54.4 %
Undiscounted ROI	3.8x

WC Reservoir Fluid Trend: Gas-Oil Ratio [1]



Eddy
Lea
Condensate-Rich Trend
Gas-Rich Trend
CENTENNIAL
Oil-Rich Trend
Gas-Oil Ratio
(Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1 Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2 Per internal economic report using type well shown in Note 1 above. Includes $50/bo and $3/mcf flat, $15k/m LOE, $6.5 million gross D&C.

Activity Map – Wolfcamp/Bone Spring (as of 12/1/16)



Legend
Acreage
Producing Well
Drilling Well
Permit
O'Brien 480 Acs
Johnson 320 Acs
Bone Spring Production
Reeves C0052), Texas

State Blue Wing 24 #1H (EOG)
Permit: Sept 2016

Enterprise C19-5 #1H (Energen)
First prod: 6/2014
Oil cum: 96.4 mbo / Gas cum: 1,194 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?

Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 47 mbo / Gas cum: 567 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs

Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 40.4 mbo / Gas cum: 526 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target:Wolfcamp Frac:18 stage, 5.4MMlbs

Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 51.3 mbo / Gas cum: 1,038 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target:Wolfcamp Frac:20 stage, 6.9MMlbs

Iceman 4-24 -23 #1H (Silverback)
Spud 11/5/2016
Status: Drilling
Target: Bone Spring

Buffalo 55-5-39 #1H (EOG)
First prod: 7/2014
Oil cum: 47.9 mbo / Gas cum: 820.5 mmcf
Prac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp Frac: ? stage, 5.9 MMlbs

Coyote 25 #1H (EOG)
Permit: Jan 2016

State Firefly 24 Unit #1H (IEOG)
Production Csg set 10/28/2016
Status: DUC: waiting on frac
Target: Wolfcamp

State Cherokee 24 #1H (EOG)
Permit: July 2015

State Brackenridge 24 #1H (EOG)
Permit July 2015

Oatman C18 - 26 #1H (Silverback)
First prod: 6/2012
Oil cum: 60.5 mbo / Gas cum: 513.8 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp Frac:10 stage, 2.7 MMlbs

Folk Rolwing A4-34 #1H (Silverback)
First prod: 2/2016
Oil cum: 91.3 mbo / Gas cum 1,079 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp Frac ? stages, 16.65 MMlbs

Corporate Info

Corporate – Current Capitalization[1]

NYSE MKT Exchange	HUSA
Market Cap	$10 million
Current Assets [2]	$1.15 million
Total Liabilities	<$100,000 (No Debt)
Stockholders' Equity	$4.6 million (No Warrants)
Common Shares O/S	51.3 million
Series A Preferred Shares O/S [2]	1,200 shares convertible into 6 million Common
Common Shares Fully Diluted [2]	62.5 million



Common Shares (millions)
Fully Diluted
As of 12/31/16, excluding convertible preferred stock
5.2
9%
11.6
21%
39.7
70%
Public Float
Insiders
Options

1 Unless otherwise noted, information is as of last 10-Q, for the period ending September 30, 2016.
2 On January 31, 2017, HUSA announced issuance of 1,200 shares of Series A Preferred Stock (convertible into 6.0 million shares of Common Stock) in exchange for $1.2 million cash. On February 8, 2017, HUSA Announced it closed on the acquisition of Delaware Basin acreage with a payment of approximately $1.0 million to Founders Oil & Gas III, LLC

Management and Board

Chairman & CEO	
John P. Boylan	CEO and President since April 2015, member of Board since 2006. Held positions as CEO, CFO and CRO of several energy companies in E&P (onshore and offshore) and oilfield services. Early career experience with KPMG Peat Marwick and Coopers & Lybrand. Licensed CPA with BBA, Accounting from the University of Texas and an MBA with majors in Finance, Economics and International Business from New York University.
Directors	
R. Keith Grimes	President – International division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.
Stephen P. Hartzell	Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.
Roy W. Jageman	Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.
O. Lee Tawes	Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc.. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Summary

- NYSE MKT listed
- Large shareholder base: approximately 5,000
- Acquisition in the Permian Basin gives new growth focus
- Strong operating partners with good track records
- Management experienced in E&P and acquisitions, in particular off-market sourcing
- Expanding relationship with Founders
- Clean Capital Structure - No debt, No Warrants
- Tax Loss Carryforward
- Potential upside in Permian assets
- Potential upside in Colombian assets

Appendix

Current U.S. Domestic Assets

- Production along the Texas and Louisiana Gulf Coast
  - Non-operated working interest in 9 producing wells
  - Undeveloped leasehold in South Louisiana
  - Contributes cash flow of approximately $15k per month
- Partnered with familiar industry operators
  - White Oak
  - Pennington
  - Unit Petroleum
- Management continuously reviewing distressed opportunities and acquisition candidates
- Significant deal flow from John Boylan (HUSA CEO) - background in M&A and oil and gas.

Where Oil Is Stacked Like a Layer Cake

Exxon Mobil Is the Latest to Get In on a New Land Rush in the Permian Basin

By CLIFFORD KRAUSS

HOUSTON — Domestic oil production remains in a deep two-year slump, but a rash of multibillion-dollar deals are flashing sparks of recovery in the shale fields of the Permian Basin straddling Texas and New Mexico.

Exxon Mobil announced on Tuesday that it was acquiring 275,000 acres in New Mexico from the Bass family of Fort Worth for up to $6.6 billion in stock and cash. The deal came one day after another oil producer, Noble Energy, agreed to pay $2.7 billion to buy Clayton Williams Energy, giving it 120,000 oil-rich acres nearby in West Texas.

The deals are among the largest of more than $25 billion of mergers and acquisitions in the Permian since June, representing roughly one-quarter of the total spent by the oil and gas industry on such transactions worldwide over the last year. Companies like Anadarko Petroleum, SM Energy and EOG Resources are selling assets in other domestic fields to snap up parts of several fields that make up the basin, which is roughly the size of South Dakota.

"The Permian Basin has now become the crown jewel of the world's oil and gas industry," said Scott Sheffield, the executive chairman of Pioneer Natural Resources, a large producer in the area.

The Permian, in production for almost a century, is so bounteous that it fueled the Allied forces battling Germany and Japan during World War II. In recent years, though, the basin had been in decline, and big oil companies like Exxon Mobil sold assets to small independents that were willing to scrape the remaining barrels of old wells by flooding them with water and carbon dioxide.

But the Permian received new life about a decade ago when drillers began experimenting with hydraulic fracturing to blast through shale fields that course through the region. Exploration by Pioneer Natural Resources and a few other companies found multiple layers of shale — six to eight oil-rich zones, one on top of the other, like a layer cake — that offer companies the opportunity to drill through multiple reservoirs on the same real estate.

The geological virtues of the Permian, along with an existing robust array of pipelines, have made the basin the cheapest to develop of any shale oil field in the country. The break-even price for the best acreage in the basin is as low as $40 a barrel, where in most other shale fields the break-even price can be $10 to $20 higher. With acreage prices for oil properties multiplying by 10 times or more since 2012, oil executives are starting to talk of "Permania."

As a whole, most of the American oil patch remains in the doldrums since the price of a barrel of oil skidded from more than $100 a barrel in 2014 to less than half that. In Texas alone, 100,000 oil workers — one out of three — have lost their jobs in recent years. Only 522 oil drilling rigs are now active in the United States, compared with 1,609 in October 2014, and the number fell by seven last week.

Meanwhile, investments in oil


UTAH
COLO.
KAN.
ARIZ.
NEW MEXICO
OK
Delaware Basin
TEXAS
MEXICO
San Anton
THE NEW YORK TIMES

production and pipeline building have met growing opposition from environmental groups in some parts of the country because of climate change.

But the number of rigs drilling in the Permian is rising. Since last May, 105 of the 179 horizontal rigs that companies have added to drill through shale across the country have been deployed in the Permian.

Chevron, the second largest United States oil company after Exxon Mobil, is among the many companies funneling more money into drilling in the Permian.

Exxon Mobil had been slow to join the oil shale boom since it purchased XTO Energy, a shale gas driller, for more than $30 billion in 2009, shortly after natural gas prices peaked. Many oil analysts had expected Exxon Mobil to make a major purchase while oil prices bottomed a year ago at less than $30 a barrel. The price has climbed to more than $52 a barrel in recent weeks, firming as members of the Organization of the Petroleum Exporting Countries moved to cut production.

The Bass family had tried to sell its private Permian companies for months, and oil analysts said Exxon Mobil finally moved before oil prices climbed any higher. Exxon Mobil said it had acquired reserves of 3.4 billion barrels of recoverable oil mixed with natural gas, more than doubling its reserves in the basin, which had risen over the last three years with small purchases after the shale boom took off.

The new property is yielding less than 19,000 barrels a day, but Exxon Mobil said it would be able to increase production significantly in the former Bass fields, which are in the oval-shaped Delaware section of the Permian Basin close to very productive wells operated by Occidental Petroleum.

"The acquisition strengthens Exxon Mobil's significant presence in the dominant U.S. growth area for onshore oil production," Darren W. Woods, Exxon Mobil's new chief executive, said in a statement. He added that the company, using its technological strength, would be able to drill the longest lateral wells in the Permian, reaching the greatest oily area through the shale vein.

Noble's deal this week, also in the Delaware section, will roughly triple its footprint in the Permian. The company plans to increase its rig count to six from four in the Delaware by the end of the year. In a statement, Noble's chief executive, David L. Stover, called the Delaware "a long-term value and growth driver."

1 Per New York Times article "Where Oil is Stacked Like a Layer Cake" dated January 18, 2017.